New World Fund®

Prospectus Supplement

(for prospectus dated January 1, 2013)

The table on page 36 in the “Financial highlights” section of the prospectus is amended in its entirety to read as shown on the following page:

Keep this supplement with your prospectus

MFGEBSX-036-0313P Printed in USA CGD/AFD/10039-S36212 [Recycled bug] Printed on recycled paper

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reim- bursements/ waivers	Ratio of expenses to average net assets after reim- bursements/ waivers[3]	Ratio of net income to average net assets[3]
Class 529-C:
Year ended 10/31/2012	$48.05	$ .29	$ 2.79	$ 3.08	$ (.36)	$ —	$ (.36)	$50.77	6.51%	$150	1.94%	1.94%	.60%
Year ended 10/31/2011	52.98	.25	(4.76)	(4.51)	(.42)	—	(.42)	48.05	(8.58)	142	1.88	1.88	.49
Year ended 10/31/2010	43.57	.36	9.35	9.71	(.30)	—	(.30)	52.98	22.39	129	1.89	1.89	.76
Year ended 10/31/2009	31.50	.44	11.76	12.20	(.13)	—	(.13)	43.57	38.89	87	2.00	2.00	1.26
Year ended 10/31/2008	64.17	.65	(28.76)	(28.11)	(.77)	(3.79)	(4.56)	31.50	(47.09)	55	1.87	1.82	1.24
Class 529-E:
Year ended 10/31/2012	48.87	.57	2.82	3.39	(.61)	—	(.61)	51.65	7.10	32	1.38	1.38	1.16
Year ended 10/31/2011	53.81	.53	(4.83)	(4.30)	(.64)	—	(.64)	48.87	(8.10)	30	1.35	1.35	1.00
Year ended 10/31/2010	44.19	.60	9.49	10.09	(.47)	—	(.47)	53.81	23.01	29	1.38	1.38	1.27
Year ended 10/31/2009	32.03	.63	11.90	12.53	(.37)	—	(.37)	44.19	39.61	19	1.49	1.48	1.78
Year ended 10/31/2008	65.10	.92	(29.20)	(28.28)	(1.00)	(3.79)	(4.79)	32.03	(46.82)	12	1.36	1.31	1.74
Class 529-F-1:
Year ended 10/31/2012	49.36	.80	2.83	3.63	(.86)	—	(.86)	52.13	7.59	34.93		.93	1.62
Year ended 10/31/2011	54.31	.79	(4.88)	(4.09)	(.86)	—	(.86)	49.36	(7.65)	28.87		.87	1.50
Year ended 10/31/2010	44.55	.85	9.56	10.41	(.65)	—	(.65)	54.31	23.63	26.88		.88	1.77
Year ended 10/31/2009	32.36	.81	11.97	12.78	(.59)	—	(.59)	44.55	40.31	15.99		.98	2.27
Year ended 10/31/2008	65.66	1.20	(29.46)	(28.26)	(1.25)	(3.79)	(5.04)	32.36	(46.55)	9.86		.81	2.24
Class R-1:
Year ended 10/31/2012	47.98	.34	2.79	3.13	(.35)	—	(.35)	50.76	6.61	33	1.83	1.83	.70
Year ended 10/31/2011	52.87	.28	(4.75)	(4.47)	(.42)	—	(.42)	47.98	(8.53)	41	1.82	1.82	.53
Year ended 10/31/2010	43.51	.38	9.33	9.71	(.35)	—	(.35)	52.87	22.44	44	1.85	1.85	.80
Year ended 10/31/2009	31.45	.43	11.77	12.20	(.14)	—	(.14)	43.51	38.94	32	1.96	1.96	1.20
Year ended 10/31/2008	64.12	.67	(28.68)	(28.01)	(.87)	(3.79)	(4.66)	31.45	(47.04)	14	1.79	1.74	1.28
(The Financial Highlights table continues on the following page.)

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ VINCENT P. CORTI
VINCENT P. CORTI
SECRETARY